June 29, 2012

O’SHAUGHNESSY FUNDS

O’Shaughnessy Enhanced Dividend Fund

Class A
Class C
Class I

A series of Advisors Series Trust

Supplement dated June 29, 2012
to the Prospectuses and Statement of Additional Information (“SAI”)
each dated November 28, 2011

Effective July 1, 2012, the Fund will begin distributing its distributions from net investment income on a monthly basis.  Accordingly, the second paragraph of the section titled “Dividends, Distributions and Taxes” on page 38 of the Prospectus for Class A and Class C shares and page 35 of the Prospectus for Class I shares is hereby deleted and replaced with the following:

“Dividends from net investment income, if any, are normally declared and paid by the Funds typically in December, except for the O’Shaughnessy Enhanced Dividend Fund which pays dividends from net investment income on a monthly basis. Capital gain distributions, if any, are also normally made in December, but the Funds may make an additional payment of dividends or capital gain distributions if it deems it desirable at another time during any year.”

Additionally, the first paragraph on page 43 of the SAI is hereby deleted and replaced with the following:

“Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually, except that the O’Shaughnessy Enhanced Dividend Fund pays dividends from net investment income on a monthly basis. Also, the Funds typically distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.”

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS AND SAI.